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Merrill Lynch Investment Managers

Semi-Annual Report
April 30, 2002


MuniYield
Florida Fund


www.mlim.ml.com


MuniYield Florida Fund seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Florida Fund for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares and intends to remain leveraged by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield Florida Fund
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIYIELD FLORIDA FUND


The Benefits
And Risks of
Leveraging


MuniYield Florida Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MuniYield Florida Fund, April 30, 2002


DEAR SHAREHOLDER


For the six months ended April 30, 2002, the Common Shares of MuniYield Florida Fund earned $0.436 per share income dividends, which included earned and unpaid dividends of $0.073. This represents a net annualized yield of 6.08%, based on a month-end net asset value of $14.47 per share. During the same period, the total investment return on the Fund's Common Shares was +0.93%, based on a change in per share net asset value from $14.81 to $14.47, and assuming reinvestment of $0.436 per share income dividends.

For the six-month period ended April 30, 2002, the Fund's Auction
Market Preferred Shares had an average yield of 1.36% for Series A and 1.27% for Series B.


The Municipal Market Environment
During the six months ended April 30, 2002, long-term fixed-income bond yields generally rose, while exhibiting considerable monthly volatility. However, throughout the period, tax-exempt bond yield volatility was appreciably lower and the overall increase in municipal bond yields was lower than its taxable counterpart. This relative outperformance by the tax-exempt market largely reflected an improving technical position in recent months. Despite additional decreases in the short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October 2001 gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales and recovering US equity markets combined to suggest to many investors that US economic recovery was far more imminent than had been anticipated earlier in the fall of 2001. Bond yields rose during November and December 2001 as investors sold securities both to realize recent profits and in anticipation of an early reversal of the Federal Reserve Board's policy. By the end of December, long-term US Treasury bond yields rose more than 50 basis points (0.50%) to approximately 5.45%.

During January and February 2002, economic indicators were mixed, signaling some strength in consumer spending and housing-related industries, but with continued declines in manufacturing employment. Interest rates remained in a narrow but volatile range as weak US equity markets generally supported fixed-income products. By the end of January 2002, the Federal Reserve Board ended its aggressive series of short-term interest rate reductions by maintaining its overnight rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while US economic activity was beginning to strengthen, earlier weakness could easily resume should consumer spending falter. In recent months, however, the index of leading economic indicators has risen, suggesting that economic activity is likely to expand later this year. In its final revision, fourth quarter 2001 US gross domestic product growth was revised higher to 1.6%, signaling improving economic conditions relative to earlier in 2001. By the end of February 2002, long-term US Treasury bond yields stood at 5.42%.

In early March, a number of economic indicators, including surging existing home sales, solid consumer spending and positive nonfarm payroll growth following several months of job losses, suggested US economic activity was continuing to strengthen. Also, in Congressional testimony, Federal Reserve Board Chairman Alan Greenspan was cautiously optimistic regarding future US economic growth noting, while any increase in activity was likely to be moderate, "an economic expansion (was) well underway." These factors combined to push US equity prices higher and bond prices sharply lower in expectation of a reversal of the Federal Reserve Board actions taken during the past 15 months. By the end of March 2002, long-term US Treasury bond yields stood at 5.80%, their highest level in more than 18 months.

During April 2002, bond yields reversed to move lower as US economic conditions, especially employment trends, weakened and US equity markets solidly declined. Also, first quarter 2002 US gross domestic product growth was initially estimated to have grown 0.6%. This decline in US economic activity from the fourth quarter of 2001 suggested that earlier US economic strength was weakening and the Federal Reserve Board would be unlikely to raise interest rates for much of 2002. US Treasury issue prices were also boosted by erupting Middle East politics that led many international investors to seek the safe haven of US Treasury securities. By April 30, 2002, long-term US Treasury bond yields declined to 5.59%. During the past six months, US Treasury bond yields rose more than 70 basis points.

The municipal bond market displayed a similar pattern to its taxable counterpart during the six-month period ended April 2002. The tax-exempt bond market was also unable to maintain the gains made in late September and October 2001. In addition to a modestly stronger financial environment, increased tax-exempt new bond issuance in late 2001 also put upward pressure on municipal bond yields. By year-end 2001, long-term tax-exempt revenue bond yields as measured by the Bond Buyer Revenue Bond Index stood at 5.60%, an increase of approximately 25 basis points during the last two months of 2001. In early 2002, tax-exempt bond yields traded in a relatively narrow range as an increasingly positive technical position supported existing municipal bond prices. However, in March, increased economic activity and associated concerns regarding near-term
Federal Reserve Board actions also pushed tax-exempt bond prices lower. By late March, long-term municipal revenue bond yields rose to 5.67%, their highest level in more than a year. Similar to US Treasury issues, tax-exempt bond yields declined throughout April as economic conditions weakened. The municipal bond market's improvement was bolstered by a continued improvement in the market's technical environments. Investor demand strengthened, in part aided by declining equity prices, as issuance levels declined. At April
30, 2002, long-term tax-exempt bond yields stood at 5.52%, an increase of approximately 30 basis points during the last six months.

Interest rates are likely to remain near current levels as US economic conditions are expected to remain relatively weak. However, going forward, business activity appears likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion package to aid New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-to-late 2002.

As inflationary pressures are expected to remain well contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that has supported the tax-exempt bond market's performance for much of 2001 can be expected to continue, any potential increases in municipal bond yields can also be expected to be limited.


Portfolio Strategy
During the six-month period ended April 30, 2002, we maintained a neutral position for the Fund relative to the municipal bond market. We continued our strategy of seeking to reduce the Fund's volatility by selling interest rate-sensitive issues. With the proceeds, we purchased bonds maturing in the 15-year - 20-year range. During the period, approximately $6.4 billion of long-term tax-exempt bonds was issued in Florida compared to $5.9 billion in tax-exempt bonds during the same six-month period a year ago. Despite the increased supply, retail and institutional demand remained strong. The positive technical environment provided us with the opportunity to execute our strategy. Going forward, we look to begin selling some of the Fund's 10-year - 15-year bonds and purchase larger couponed bonds maturing in 20 years - 30 years. This should enhance the Fund's income stream and help to protect asset valuations during periods of market volatility. We anticipate remaining fully invested in an effort to enhance shareholder income.



MuniYield Florida Fund, April 30, 2002


The 475 basis point decline in short-term interest rates engineered by the Federal Reserve Board in 2001 resulted in a material decrease in the Fund's borrowing cost into the 1% - 1.25% range. This decline, in combination with a steep tax-exempt yield curve, generated a material income benefit to the Fund's Common Shareholders from the leveraging of the Preferred Shares. While modest increases in short-term interest rates are expected later this year, these increases are unlikely to result in significantly higher borrowing costs for the Fund. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Shares. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


In Conclusion
We appreciate your continuing interest in MuniYield Florida Fund, and we look forward to serving your investment needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Robert D. Sneeden)
Robert D. Sneeden
Vice President and Portfolio Manager



May 29, 2002


PROXY RESULTS

During the six-month period ended April 30, 2002, MuniYield Florida
Fund's Common Shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 8, 2002. A description of the proposal and number of shares voted are as follows:

                                                                   Shares Voted        Shares Withheld
                                                                       For               From Voting
1. To elect the Fund's Trustees:         Terry K. Glenn              13,035,505            242,718
                                         James H. Bodurtha           13,035,505            242,718
                                         Joe Grills                  13,021,790            256,433
                                         Roberta Cooper Ramo         13,027,236            250,987
                                         Robert S. Salomon Jr.       13,026,136            252,087
                                         Melvin R. Seiden            13,029,235            248,988
                                         Stephen B. Swensrud         13,019,908            258,315



During the six-month period ended April 30, 2002, MuniYield Florida
Fund's Preferred Shareholders (Series A and B) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 8, 2002. A description of the proposal and number of shares voted are as follows:

                                                                   Shares Voted        Shares Withheld
                                                                       For               From Voting
2. To elect the Fund's Board of Trustees: Terry K. Glenn,
   James H. Bodurtha, Joe Grills, Herbert I. London,
   Andre F. Perold, Roberta Cooper Ramo, Robert S. Salomon Jr.,
   Melvin R. Seiden and Stephen B. Swensrud                             3,673                 43




MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the Financial Information included in this report.



MuniYield Florida Fund, April 30, 2002


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

             S&P      Moody's    Face
STATE        Ratings  Ratings   Amount    Issue                                                                      Value
Florida--    AA       NR*      $  2,000   Beacon Tradeport Community Development District, Florida,
132.3%                                    Special Assessment Revenue Refunding Bonds (Commercial
                                          Project), Series A, 5.625% due 5/01/2032                                 $  2,020

             AAA      Aaa         7,650   Brevard County, Florida, IDR (NUI Corporation Project), AMT,
                                          6.40% due 10/01/2024 (a)                                                    8,297

             AAA      Aaa         2,870   Broward County, Florida, Airport System Revenue Bonds, AMT,
                                          Series I, 5.75% due 10/01/2018 (a)                                          3,017

                                          Citrus County, Florida, PCR, Refunding (Florida Power Company--
                                          Crystal River):
             BBB+     A2         13,700      Series A, 6.625% due 1/01/2027                                          14,014
             AAA      Aaa         8,200      Series B, 6.35% due 2/01/2022 (b)                                        8,433

                                          Dade County, Florida, Aviation Revenue Bonds, AMT, Series B (b):
             AAA      Aaa         1,000      6.55% due 10/01/2013                                                     1,035
             AAA      Aaa         5,000      6.60% due 10/01/2022                                                     5,187

             A        Aa3         2,250   Dade County, Florida, IDA, Solid Waste Disposal Revenue Bonds
                                          (Florida Power and Light Company Project), AMT, 7.15% due 2/01/2023         2,280

                                          Duval County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds,
                                          AMT (d)(i):
             NR*      Aaa         2,115      6.20% due 4/01/2020 (b)                                                  2,229
             NR*      Aaa         3,290      5.40% due 10/01/2021                                                     3,271

             AAA      Aaa         5,805   Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds,
                                          AMT, 7% due 4/01/2028 (d)(i)                                                6,102

             NR*      Aaa         9,000   Escambia County, Florida, Health Facilities Authority, Health
                                          Facility Revenue Bonds (Florida Health Care Facility Loan),
                                          5.95% due 7/01/2020 (a)                                                     9,865

             BBB      Baa2        8,295   Escambia County, Florida, PCR (Champion International Corporation
                                          Project), AMT, 6.90% due 8/01/2022                                          8,688

             AAA      Aaa         1,500   Florida Housing Finance Corporation, Homeowner Mortgage Revenue
                                          Refunding Bonds, AMT, Series 4, 6.25% due 7/01/2022 (e)                     1,584

             NR*      Aaa         5,250   Florida Housing Finance Corporation, Housing Revenue Bonds
                                          (Augustine Club Apartments), Series D-1, 5.75% due 10/01/2030 (b)           5,349

             AAA      Aaa         4,250   Florida Municipal Loan Council Revenue Bonds, Series B, 5.375%
                                          due 11/01/2030 (b)                                                          4,296

                                          Florida State Board of Education, Capital Outlay, GO:
             AA+      Aa2         3,000      (Public Education), Series E, 5.50% due 6/01/2018                        3,146
             AA+      Aa2         1,220      Series A, 6% due 1/01/2014                                               1,356

             AAA      Aaa         1,000   Florida State Board of Education, Lottery Revenue Bonds, Series A,
                                          6% due 7/01/2014 (c)                                                        1,119

                                          Florida State Board of Education, Public Education, GO, Refunding,
                                          Series D:
             AA+      Aa2         3,000      5.75% due 6/01/2022 (e)                                                  3,185
             AAA      NR*         5,000      Capital Outlay, 5.375% due 6/01/2018                                     5,215

             AAA      Aaa         9,000   Florida State Department of Environmental Protection, Preservation
                                          Revenue Bonds, Series A, 5.75% due 7/01/2013 (c)                            9,928

             AA       Aa3         3,000   Gainesville, Florida, Utilities System Revenue Refunding Bonds,
                                          Series B, 6.50% due 10/01/2012                                              3,569

             AAA      Aaa         4,000   Greater Orlando Aviation Authority, Florida, Orlando Airport
                                          Facilities Revenue Bonds, AMT, Series A, 6.50% due 10/01/2012 (c)           4,141

             AAA      Aaa         5,000   Hillsborough County, Florida, Court Facilities Revenue Bonds,
                                          5.40% due 5/01/2030 (a)                                                     5,051

             AAA      Aaa         1,000   Hillsborough County, Florida, IDA, Revenue Refunding Bonds (Allegany
                                          Health System--J. Knox Village), 6.375% due 12/01/2003 (b)(f)               1,024

             AAA      Aaa         4,000   Hillsborough County, Florida, School District, Sales Tax Revenue
                                          Refunding Bonds, 5.375% due 10/01/2020 (a)                                  4,105

                                          Jacksonville, Florida, Electric Authority, Electric System Revenue
                                          Bonds:
             AA       Aa2         3,500      Series 3-C, 5.625% due 10/01/2035                                        3,520
             A1+      VMIG1++     1,100      VRDN, Sub-Series A, 1.70% due 10/01/2010 (g)                             1,100

             NR*      Baa2          345   Jacksonville, Florida, Health Facilities Authority, IDR (National
                                          Benevolent--Cypress Village), Series A, 6.125% due 12/01/2016                 342

             AAA      Aaa         3,500   Lakeland, Florida, Hospital System Revenue Bonds (Lakeland
                                          Regional Health System), Series A, 5.50% due 11/15/2026 (b)                 3,583

             NR*      Aaa           560   Lee County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County
                                          Program), AMT, Series A-1, 7.125% due 3/01/2028 (d)(i)                        616

             AAA      NR*         1,090   Leon County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County
                                          Program), AMT, Series B, 7.30% due 1/01/2028 (d)(j)                         1,238

             NR*      Aaa         1,470   Manatee County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT,
                                          Sub-Series 2, 7.75% due 5/01/2026 (d)(j)                                    1,493

             AAA      Aaa         3,000   Miami Beach, Florida, Water and Sewer Revenue Bonds, 5.75%
                                          due 9/01/2025 (a)                                                           3,182

             AAA      Aaa         4,300   Miami-Dade County, Florida, Aviation Revenue Bonds (Miami
                                          International Airport), AMT, Series A, 6% due 10/01/2029 (c)                4,566

             AAA      Aaa         1,750   Miami-Dade County, Florida, Educational Facilities Authority
                                          Revenue Bonds (University of Miami), Series A, 5.75% due 4/01/2029 (a)      1,843

             AAA      Aaa         8,000   Miami-Dade County, Florida, Expressway Authority, Toll System
                                          Revenue Bonds, DRIVERS, Series 160, 6.375% due 7/01/2010  (c)(f)(k)        10,777

             NR*      Aaa         1,465   Miami-Dade County, Florida, HFA, Home Ownership Mortgage Revenue
                                          Refunding Bonds, AMT, Series A-1, 6.30% due 10/01/2020 (d)(i)               1,558

             AAA      NR*         3,300   Miami-Dade County, Florida, Health Facilities Authority,
                                          Hospital Revenue Refunding Bonds, DRIVERS, Series 208, 9.25%
                                          due 8/15/2017 (a)(k)                                                        3,726

                                          Miami-Dade County, Florida, School Board, COP (e):
             AAA      Aaa         3,200      Series A, 5.50% due 10/01/2020                                           3,304
             AAA      Aaa         1,635      Series C, 5.50% due 10/01/2017                                           1,730



Portfolio
Abbreviations


To simplify the listings of MuniYield Florida Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
PCR        Pollution Control Revenue Bonds
S/F        Single-Family
VRDN       Variable Rate Demand Notes



MuniYield Florida Fund, April 30, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

             S&P      Moody's    Face
STATE        Ratings  Ratings   Amount    Issue                                                                      Value
Florida      NR*      Aaa      $ 10,500   Orange County, Florida, School Board, COP, Series A, 5.25%
(concluded)                               due 8/01/2023 (b)                                                        $ 10,562

             AAA      Aaa         8,615   Orange County, Florida, Tourist Development, Tax Revenue Bonds,
                                          5.50% due 10/01/2032 (a)                                                    8,842

             AAA      Aaa         3,390   Palm Beach County, Florida, Criminal Justice Facilities Revenue
                                          Bonds, 7.20% due 6/01/2015 (c)                                              4,254

             NR*      Aaa         1,390   Palm Beach County, Florida, HFA, S/F Mortgage Revenue Refunding
                                          Bonds, AMT, Series A, 6.80% due 10/01/2027 (d)(i)                           1,448

             A+       NR*         7,500   Palm Beach County, Florida, Health Facilities Authority, Hospital
                                          Revenue Refunding Bonds (Branch Corporation Obligation Group),
                                          5.50% due 12/01/2021                                                        7,315

             AAA      Aaa         1,260   Palm Beach County, Florida, Public Improvement Revenue Bonds
                                          (Convention Center Project), 5.625% due 11/01/2016 (c)                      1,359

             AAA      Aaa         6,000   Palm Beach County, Florida, School Board, COP, Series A, 6.25%
                                          due 8/01/2010 (c)(f)                                                        6,984

                                          Pinellas County, Florida, HFA, S/F Housing Revenue Refunding
                                          Bonds (Multi-County Program), AMT, Series A-1 (d)(i):
             NR*      Aaa         1,840      6.30% due 9/01/2020                                                      1,945
             NR*      Aaa         2,815      6.35% due 9/01/2025                                                      2,978

             AAA      Aaa         4,385   Polk County, Florida, School Board, COP, Master Lease, Series A,
                                          5.50% due 1/01/2025 (e)                                                     4,507

             AAA      Aaa         1,200   Port Everglades Authority, Florida, Port Revenue Bonds, 7.125%
                                          due 11/01/2016 (h)                                                          1,463

             AAA      Aaa         1,550   Saint Petersburg, Florida, Health Facilities Authority Revenue
                                          Bonds (Allegany Health System--Saint Anthony's), 6.75% due
                                          12/01/2003 (b)(f)                                                           1,587

             AAA      Aaa        13,400   Sarasota County, Florida, Public Hospital Board, Revenue Refunding
                                          Bonds (Sarasota Memorial Hospital), Series B, 5.50% due 7/01/2028 (b)      14,085

             A+       A1          8,500   South Broward, Florida, Hospital District, Hospital Revenue Bonds,
                                          5.625% due 5/01/2032                                                        8,433

             AAA      Aaa         5,000   Tampa Bay, Florida, Water Utility System Revenue Bonds, 5.75%
                                          due 10/01/2011 (c)(f)                                                       5,652

             AAA      Aaa         2,795   Tampa, Florida, Sales Tax Revenue Bonds, Series A, 5.375% due
                                          10/01/2020 (a)                                                              2,875

             AAA      Aaa         5,000   Volusia County, Florida, School Board, COP (Master Lease Program),
                                          5.50% due 8/01/2024 (e)                                                     5,130


Puerto       AAA      NR*         7,500   Puerto Rico Commonwealth, GO, Refunding, DRIVERS, Series 232,
Rico--13.9%                               9.124% due 7/01/2017 (k)                                                    8,756

             A        Baa1       10,000   Puerto Rico Commonwealth, Highway and Transportation Authority,
                                          Transportation Revenue Bonds, Series D, 5.75% due 7/01/2041                10,542

                                          Puerto Rico Electric Power Authority, Power Revenue Bonds:
             AAA      Aaa         5,000      Series HH, 5.25% due 7/01/2029 (e)                                       5,061
             A-       Baa1        1,000      Series T, 6% due 7/01/2016                                               1,070

             A-       Baa3        1,715   Puerto Rico Public Finance Corporation Revenue Bonds,
                                          Commonwealth Appropriation, Series E, 5.70% due 8/01/2025                   1,777


             Total Investments (Cost--$276,629)--146.2%                                                             286,709
             Other Assets Less Liabilities--2.3%                                                                      4,415
             Preferred Shares, at Redemption Value--(48.5%)                                                        (95,017)
                                                                                                                  ---------
             Net Assets Applicable to Common Shares--100.0%                                                       $ 196,107
                                                                                                                  =========

(a)AMBAC Insured.
(b)MBIA Insured.
(c)FGIC Insured.
(d)GNMA Collateralized.
(e)FSA Insured.
(f)Prerefunded.
(g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2002.
(h)Escrowed to maturity.
(i)FNMA Collateralized.
(j)FHLMC Collateralized.
(k)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2002.
*Not Rated.
++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.


Quality Profile

The quality ratings of securities in the Fund as of April 30, 2002 were as follows:

                                        Percent of
S&P Rating/Moody's Rating              Total Assets

AAA/Aaa                                    72.9%
AA/Aa                                       7.2
A/A                                        14.8
BBB/Baa                                     3.1
Other*                                      0.4


*Temporary investments in short-term municipal securities.



MuniYield Florida Fund, April 30, 2002


STATEMENT OF NET ASSETS


                  As of April 30, 2002
Assets:           Investments, at value (identified cost--$276,628,514)                                        $286,709,077
                  Cash                                                                                              121,876
                  Receivables:
                     Interest                                                                $  4,177,250
                     Securities sold                                                              338,125         4,515,375
                                                                                             ------------
                  Prepaid expenses and other assets                                                                  12,807
                                                                                                               ------------
                  Total assets                                                                                  291,359,135
                                                                                                               ------------

Liabilities:      Payables:
                     Investment adviser                                                           118,982
                     Dividends to shareholders                                                     73,745           192,727
                                                                                             ------------
                  Accrued expenses and other liabilities                                                             42,944
                                                                                                               ------------
                  Total liabilities                                                                                 235,671
                                                                                                               ------------

Preferred Shares: Preferred Shares, par value $.05 per share (3,800 shares of AMPS*
                  issued and outstanding at $25,000 per share liquidation preference)                            95,016,874
                                                                                                               ------------

Net Assets        Net assets applicable to Common Shares                                                       $196,106,590
Applicable To                                                                                                  ============
Common Shares:

Analysis of       Common Shares, par value $.10 per share  (13,551,880 shares
Net Assets        issued and outstanding)                                                                      $  1,355,188
Applicable to     Paid-in capital in excess of par                                                              194,722,659
Common Shares:    Undistributed investment income--net                                                            1,727,988
                  Accumulated realized capital losses on investments--net                                      (11,779,808)
                  Unrealized appreciation on investments--net                                                    10,080,563
                                                                                                               ------------
                  Total--Equivalent to $14.47 net asset value per Common Share
                  (market price--$13.06)                                                                       $196,106,590
                                                                                                               ============

*Auction Market Preferred Shares.

See Notes to Financial Statements.


STATEMENT OF OPERATIONS


                  For the Six Months Ended April 30, 2002
Investment        Interest                                                                                     $  7,889,482
Income:

Expenses:         Investment advisory fees                                                   $    720,630
                  Commission fees                                                                 118,039
                  Accounting services                                                              51,881
                  Professional fees                                                                44,750
                  Transfer agent fees                                                              30,067
                  Printing and shareholder reports                                                 17,666
                  Listing fees                                                                     13,853
                  Trustees' fees and expenses                                                      10,826
                  Custodian fees                                                                   10,138
                  Pricing fees                                                                      6,014
                  Other                                                                            16,685
                                                                                             ------------
                  Total expenses                                                                                  1,040,549
                                                                                                               ------------
                  Investment income--net                                                                          6,848,933
                                                                                                               ------------

Realized &        Realized loss on investments--net                                                                (78,223)
Unrealized        Change in unrealized appreciation on investments--net                                         (4,811,837)
Loss on                                                                                                        ------------
Investments--Net: Total realized and unrealized loss on investments--net                                        (4,890,060)
                                                                                                               ------------

Dividends &       Investment income--net                                                                          (623,144)
Distributions     Realized gain on investments--net                                                                (10,192)
to Preferred                                                                                                   ------------
Shareholders:     Total dividends and distributions to Preferred Shareholders                                     (633,336)
                                                                                                               ------------
                  Net Increase in Net Assets Resulting from Operations                                         $  1,325,537
                                                                                                               ============

See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the Six         For the
                                                                                             Months Ended       Year Ended
                                                                                              April 30,        October 31,
                  Increase (Decrease) in Net Assets:                                             2002             2001++
Operations:       Investment income--net                                                     $  6,848,933      $ 13,597,097
                  Realized gain (loss) on investments--net                                       (78,223)         6,650,578
                  Change in unrealized appreciation/depreciation on investments--net          (4,811,837)         7,407,625
                  Dividends and distributions to Preferred Shareholders                         (633,336)       (2,978,308)
                                                                                             ------------      ------------
                  Net increase in net assets resulting from operations                          1,325,537        24,676,992
                                                                                             ------------      ------------

Dividends &       Investment income--net                                                      (5,911,331)      (10,725,405)
Distributions     Realized gain on investments--net                                              (36,333)                --
to Common                                                                                    ------------      ------------
Shareholders:     Net decrease in net assets resulting from dividends and
                  distributions to Common Shareholders                                        (5,947,664)      (10,725,405)
                                                                                             ------------      ------------

Net Assets        Total increase (decrease) in net assets applicable to
Applicable to     Common Shares                                                               (4,622,127)        13,951,587
Common Shares:    Beginning of period                                                         200,728,717       186,777,130
                                                                                             ------------      ------------
                  End of period*                                                             $196,106,590      $200,728,717
                                                                                             ============      ============

                  *Undistributed investment income--net                                      $  1,727,988      $  1,413,530
                                                                                             ============      ============

++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.


MuniYield Florida Fund, April 30, 2002


FINANCIAL HIGHLIGHTS

The following per share data and ratios
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended
                                                              April 30,           For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2002         2001         2000         1999          1998
Per Share         Net asset value, beginning of period        $   14.81    $   13.78    $   13.27    $   15.70    $   15.59
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:++++  Investment income--net                            .52         1.00          .95          .98         1.10
                  Realized and unrealized gain (loss)
                  on investments--net                             (.37)         1.04          .59       (1.90)          .34
                     Dividends and distributions to
                     Preferred Shareholders:
                        Investment income--net                    (.05)        (.22)        (.28)        (.16)        (.19)
                        Realized gain on investments--net          --++           --           --           --        (.06)
                        In excess of realized gain on
                        investments--net                             --           --           --        (.09)           --
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations                  .10         1.82         1.26       (1.17)         1.19
                                                              ---------    ---------    ---------    ---------    ---------
                  Less dividends and distributions
                  to Common Shareholders:
                     Investment income--net                       (.44)        (.79)        (.75)        (.83)        (.86)
                     Realized gain on investments--net             --++           --           --           --        (.22)
                     In excess of realized gain on
                     investments--net                                --           --           --        (.43)           --
                                                              ---------    ---------    ---------    ---------    ---------
                  Total dividends and distributions to
                  Common Shareholders                             (.44)        (.79)        (.75)       (1.26)       (1.08)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of period              $   14.47    $   14.81    $   13.78    $   13.27    $   15.70
                                                              =========    =========    =========    =========    =========
                  Market price per share, end of period       $   13.06    $   13.98    $ 11.3125    $   11.75    $   16.00
                                                              =========    =========    =========    =========    =========

Total             Based on market price per share            (3.57%)+++       31.36%        2.82%     (19.96%)       10.66%
Investment                                                    =========    =========    =========    =========    =========
Return:**         Based on net asset value per share            .93%+++       14.24%       10.90%      (7.88%)        7.96%
                                                              =========    =========    =========    =========    =========

Ratios Based on   Total expenses, excluding
Average Net       reorganization expenses***                     1.07%*        1.06%        1.12%        1.12%        1.04%
Assets of                                                     =========    =========    =========    =========    =========
Common Shares:    Total expenses***                              1.07%*        1.06%        1.33%        1.12%        1.04%
                                                              =========    =========    =========    =========    =========
                  Total investment income--net***                7.05%*        6.98%        7.39%        6.73%        7.09%
                                                              =========    =========    =========    =========    =========
                  Amount of dividends to Preferred
                  Shareholders                                    .64%*        1.53%        2.10%        1.10%        1.25%
                                                              =========    =========    =========    =========    =========
                  Investment income--net, to Common
                  Shareholders                                   6.41%*        5.45%        5.29%        5.63%        5.84%
                                                              =========    =========    =========    =========    =========

Ratios Based on   Total expenses, excluding
Average Net       reorganization expenses                         .72%*         .71%         .74%         .76%         .72%
Assets of                                                     =========    =========    =========    =========    =========
Common &          Total expenses                                  .72%*         .71%         .87%         .76%         .72%
Preferred                                                     =========    =========    =========    =========    =========
Shares:***        Total investment income--net                   4.75%*        4.69%        4.85%        4.58%        4.90%
                                                              =========    =========    =========    =========    =========

Ratios Based on   Dividends to Preferred Shareholders            1.32%*        3.14%        4.02%        2.36%        2.78%
Average Net                                                   =========    =========    =========    =========    =========
Assets of
Preferred Shares:

Supplemental      Net assets, net of Preferred Shares,
Data:             end of period (in thousands)                $ 196,107    $ 200,729    $ 186,777    $ 106,050    $ 124,455
                                                              =========    =========    =========    =========    =========
                  Preferred Shares outstanding, end of
                  period (in thousands)                       $  95,000    $  95,000    $  95,000    $  55,000    $  55,000
                                                              =========    =========    =========    =========    =========
                  Portfolio turnover                             22.19%       86.85%       51.06%       97.73%       92.25%
                                                              =========    =========    =========    =========    =========

Leverage:         Asset coverage per $1,000                   $   3,064    $   3,113    $   2,966    $   2,928    $   3,263
                                                              =========    =========    =========    =========    =========

Dividends Per     Series A--Investment income--net            $     169     $    771     $  1,006     $    587     $    696
Share on                                                      =========    =========    =========    =========    =========
Preferred Shares  Series B--Investment income--net            $     158     $    801     $    738           --           --
Outstanding:+++++                                             =========    =========    =========    =========    =========


*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***Do not reflect the effect of dividends to Preferred Shareholders.
++Amount is less than $.01 per share.
++++Certain prior year amounts have been reclassified to conform with current year presentation.
+++Aggregate total investment return.
+++++The Fund's Preferred Shares were issued on April 10, 1992,
(Series A) and February 7, 2000 (Series B).

See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Florida Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MYF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



MuniYield Florida Fund, April 30, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares.

For the six months ended April 30, 2002, the Fund reimbursed FAM
$5,526 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2002 were $64,391,249 and $72,795,877, respectively.

Net realized losses for the six months ended April 30, 2002 and net unrealized gains as of April 30, 2002 were as follows:


                                       Realized         Unrealized
                                        Losses            Gains

Long-term investments               $   (78,223)      $ 10,080,563
                                    ------------      ------------
Total                               $   (78,223)      $ 10,080,563
                                    ============      ============


As of April 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $10,080,563, of which $10,493,663 related to appreciated securities and $413,100 related to depreciated securities. The aggregate cost of investments at April 30, 2002 for Federal income tax purposes was $276,628,514.


4. Capital Share Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

Common Shares
Shares issued and outstanding during the six months ended April 30, 2002 and during the year ended October 31, 2001 remained constant.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2002 were as follows: Series A, 1.60% and Series B, 1.65%.

Shares issued and outstanding during the six months ended April 30, 2002 and during the year ended October 31, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $49,406 as commissions.


5. Capital Loss Carryforward:
At October 31, 2001, the Fund had a net capital loss carryforward of approximately $10,326,000, of which $3,290,000 expires in 2007 and $7,036,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On May 8, 2002, the Fund's Board of Trustees declared an ordinary income dividend to holders of Common Shares in the amount of $.072700 per share, payable on May 30, 2002 to shareholders of record as of May 20, 2002.



OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Joe Grills, Trustee
Herbert I. London, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Robert S. Salomon Jr., Trustee
Melvin R. Seiden, Trustee
Stephen B. Swensrud, Trustee
William R. Bock, Vice President
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary


Joseph L. May, Trustee and Vincent R. Giordano, Senior Vice
President of MuniYield Florida Fund, have recently retired. The
Fund's Board of Trustees wishes Messrs. May and Giordano well in their retirements.



Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agents

Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:
The Bank of New York
100Church Street
New York, NY 10286



NYSE Symbol
MYF